Offerings - Offering: 1	Mar. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 11,600,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,601.96
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 460,578 Shares (approximately 10.0% of the net assets of the FT Vest Total Return Income Fund: Series B1 as of February 27, 2026) based on a net asset value per Share as of close of business on February 27, 2026 of $25.19.